                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            WASHINGTON FEDERAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                         Washington Federal, Inc. Logo
                                425 PIKE STREET
                         SEATTLE, WASHINGTON 98101-2334
                                 (206) 624-7930

                                                               December 22, 2000

Dear Stockholder:

     You are invited to attend our Annual Meeting of Stockholders to be held on Wednesday, January 24, 2001 at 2:00 p.m. at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington.

     We hope you can attend this meeting in person, but whether or not you plan to attend, it would be very helpful if you would sign the enclosed proxy card and return it in the envelope provided. Please do this immediately so that we can SAVE YOUR COMPANY THE TIME AND EXPENSE OF CONTACTING YOU AGAIN. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person if you attend the meeting, but will assure that your vote will be counted if you are unable to attend.

     If you have any questions, please do not hesitate to contact us.

                                         Sincerely,

                                         /s/ ROY M. WHITEHEAD
                                         Roy M. Whitehead
                                         President and
                                         Chief Executive Officer

                         Washington Federal, Inc. Logo
                                425 PIKE STREET
                         SEATTLE, WASHINGTON 98101-2334
                                 (206) 624-7930

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2001

     NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Washington Federal, Inc. ("Washington Federal") will be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 24, 2001, at 2:00 p.m., Pacific Time, for the following purposes:

          1. To elect three directors for a three-year term and until their successors are elected and qualified;

          2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent public accountants for fiscal 2001; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Washington Federal has fixed December 1, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                                  By Order of the Board of
                                                  Directors

                                                  /s/ Charles R. Richmond
                                                  Charles R. Richmond
                                                  Secretary

December 22, 2000
Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            WASHINGTON FEDERAL, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 24, 2001

     This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share ("Common Stock"), of Washington Federal, Inc. ("Washington Federal" or the "Company"), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 24, 2001, at 2:00 p.m., and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 22, 2000.

     The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, then the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2001 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of Washington Federal (Charles R. Richmond, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

     Only stockholders of record at the close of business on December 1, 2000 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, 52,173,590 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below under "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."

VOTE REQUIRED

     The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting, and the other proposal described in the accompanying Notice to Stockholders and any other business that properly may come before the Annual Meeting require that the votes cast in favor exceed the votes cast against the proposal.

EFFECT OF AN ABSTENTION AND BROKER NON-VOTES

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of October 1, 2000 with respect to (i) any person or entity known by Washington Federal to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and
(ii) ownership of the Common Stock by all directors and executive officers of Washington Federal as a group.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL
    NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP(1)       PERCENT OF CLASS
    ------------------------------------      -----------------    ----------------
FMR Corp. ..................................      3,161,879(2)           6.07%
  82 Devonshire Street
  Boston, Massachusetts 02109-3614
All directors and executive officers as a
  group (13 persons)........................      1,877,924(3)           3.59%(4)

------------------------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange

    Act"), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) FMR Corp. through its wholly-owned subsidiaries, Fidelity Management & Research Company and Fidelity Management Trust Company, has sole power to dispose of 3,161,879 shares and sole voting power with respect to 1,630,521 shares.

(3) Includes ownership of options to purchase Common Stock that may be exercised by all executive officers as a group prior to December 31, 2000 aggregating 259,587 shares. Also includes 340,707 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the "Retirement Plan") for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in U.S. Government and federal agency securities, certificates of deposit and similar instruments issued by Washington Federal and other financial institutions. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan, but their disposition can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Karen S. Carlson, Arline T. Fonda and Ronald L. Saper, all of whom are full or part-time employees of Washington Federal Savings.

(4) The percentage of outstanding shares of Common Stock is based on the 52,120,932 shares of Common Stock issued and outstanding on October 1, 2000, plus options to purchase 259,587 shares of Common Stock that are exercisable by executive officers as a group prior to December 31, 2000.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

GENERAL

     The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal's Bylaws is nine.

     Pursuant to Washington Federal's Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table below. The accompanying proxy cannot be voted for any person who is not a nominee of the Board of Directors.

     At the Annual Meeting, stockholders of Washington Federal will be asked to elect three directors of Washington Federal for a three-year term and until their successors are elected and qualified. The three nominees for election as directors to a three-year term are Kermit O. Hanson, W. Alden Harris and Guy C. Pinkerton. All nominees were selected by the Nominating Committee of the Board of Directors and currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     The following tables set forth information relating to the nominees of Washington Federal for election as directors and directors of Washington Federal whose terms continue.

                 NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2004

                                POSITIONS WITH                      COMMON STOCK OWNED
                                  WASHINGTON                   DIRECTLY OR INDIRECTLY AS OF
                             FEDERAL AND PRINCIPAL                 OCTOBER 1, 2000(2)(3)
                               OCCUPATION DURING    DIRECTOR   -----------------------------
        NAME           AGE      PAST FIVE YEARS     SINCE(1)      NO.           PERCENTAGE
---------------------  ---   ---------------------  --------   ----------       ----------
Kermit O. Hanson       84    Director; Dean           1966       16,455            .03%
                             Emeritus Graduate
                             School of Business
                             Administration,
                             University of
                             Washington; Chairman
                             Emeritus, Pacific Rim
                             Bankers Program.
W. Alden Harris        67    Director; former         1967      158,250            .30%
                             Executive Vice
                             President of
                             Washington Federal
                             Savings.
Guy C. Pinkerton       66    Chairman; former         1991      817,448(4)        1.57%
                             President and Chief
                             Executive Officer of
                             Washington Federal
                             Savings.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE
                             ELECTED AS DIRECTORS.

                     DIRECTORS WITH TERMS EXPIRING IN 2002

                                POSITIONS WITH                      COMMON STOCK OWNED
                                  WASHINGTON                   DIRECTLY OR INDIRECTLY AS OF
                             FEDERAL AND PRINCIPAL                 OCTOBER 1, 2000(2)(3)
                               OCCUPATION DURING    DIRECTOR   -----------------------------
        NAME           AGE      PAST FIVE YEARS     SINCE(1)      NO.           PERCENTAGE
---------------------  ---   ---------------------  --------   ----------      -------------
Anna C. Johnson        49    Director; Senior         1995        2,326             --%
                             Partner, Scan East
                             West Travel, Seattle,
                             Washington.
Richard C. Reed        79    Director; Management     1967      122,591            .24%
                             Consultant, Altman
                             Weil, Inc., Bellevue,
                             Washington; former
                             Chairman of the law
                             firm of Reed,
                             McClure, Moceri,
                             Thonn and Moriarty,
                             Seattle, Washington.
Charles R. Richmond    61    Director; Executive      1995      392,723(4)         .75%
                             Vice President and
                             Secretary of
                             Washington Federal
                             Savings.

                     DIRECTORS WITH TERMS EXPIRING IN 2003

                                    POSITIONS WITH                         COMMON STOCK OWNED
                                      WASHINGTON                       DIRECTLY OR INDIRECTLY AS
                                FEDERAL AND PRINCIPAL                   OF OCTOBER 1, 2000(2)(3)
                                OCCUPATION DURING PAST      DIRECTOR   --------------------------
        NAME           AGE            FIVE YEARS            SINCE(1)     NO.          PERCENTAGE
---------------------  ---   ----------------------------   --------   --------      ------------
John F. Clearman       63    Director; Chief Financial        1996       9,713            .02%
                             Officer of Milliman &
                             Robertson, Inc.; Director of
                             Metropolitan Bancorp from
                             July 1993 until its merger
                             with and into the Company on
                             November 29, 1996; former
                             President and Chief
                             Executive Officer of N.C.
                             Machinery Co.; Director of
                             Esterline Corporation.
H. Dennis Halvorson    61    Director; Director of            1996      14,435            .03%
                             Metropolitan Bancorp from
                             September 1994 until its
                             merger with and into the
                             Company on November 29,
                             1996; former President and
                             Chief Executive Officer of
                             United Bank, a Savings Bank.

                                    POSITIONS WITH                         COMMON STOCK OWNED
                                      WASHINGTON                       DIRECTLY OR INDIRECTLY AS
                                FEDERAL AND PRINCIPAL                   OF OCTOBER 1, 2000(2)(3)
                                OCCUPATION DURING PAST      DIRECTOR   --------------------------
        NAME           AGE            FIVE YEARS            SINCE(1)     NO.          PERCENTAGE
---------------------  ---   ----------------------------   --------   --------      ------------
Roy M. Whitehead       48    Director; Chief Executive        1999      23,813(4)         .05%
                             Officer of Washington
                             Federal since October 2000;
                             President of Washington
                             Federal since April 1999 and
                             Executive Vice President
                             from September 1998 to April
                             1999; Regional Vice
                             President of Wells Fargo
                             Bank, N.A., from June 1997
                             to September 1998;
                             previously served as
                             President of Wells Fargo
                             Bank of Colorado and
                             predecessor organization.

------------------------------
(1) Includes tenure as a director of Washington Federal Savings and its predecessors.

(2) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(3) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 52,120,932 shares of Common Stock issued and outstanding on October 1, 2000, plus options to purchase shares of Common Stock that are exercisable by a director prior to December 31, 2000.

(4) Includes in the case of Messrs. Pinkerton, Richmond and Whitehead, options to purchase 21,186 shares, 116,602 shares and 6,000 shares of Common Stock, respectively, which are exercisable prior to December 31, 2000, as well as 100,000 shares, 191,295 shares and 5,313 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan. Also includes 7,500 shares of restricted stock which were granted to Mr. Whitehead on December 13, 1999, 1,500 shares of which vest on each anniversary of the grant.

CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under "Executive Compensation" below.

                                                                         COMMON STOCK
                                             POSITIONS WITH             OWNED DIRECTLY
                                               WASHINGTON             OR INDIRECTLY AS OF
                                         FEDERAL AND PRINCIPAL       OCTOBER 1, 2000(1)(2)
                                         OCCUPATION DURING PAST      ---------------------
             NAME               AGE            FIVE YEARS              NO.      PERCENTAGE
------------------------------  ---   ----------------------------   -------    ----------
William A. Cassels              59    Executive Vice President       139,388(3)    .27%
Ronald L. Saper                 50    Executive Vice President and    86,681(3)    .17%
                                      Chief Financial Officer

---------------
(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares, or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 52,120,932 shares of Common Stock issued and outstanding on October 1, 2000, plus options to purchase shares of Common Stock that are exercisable by an executive officer prior to December 31, 2000.

(3) Includes in the case of Messrs. Cassels and Saper options to purchase 35,590 shares and 67,809 shares of Common Stock, respectively, which are exercisable prior to December 31, 2000, as well as 8,199 shares and 13,012 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan.

STOCKHOLDER NOMINATIONS

     Pursuant to Article IV, Section 4.15 of Washington Federal's Bylaws, stockholders of Washington Federal may name nominees for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preced-ing annual meeting of stockholders of Washington Federal. Such stockholder's notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as director of Washington Federal if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, Washington Federal's directors and executive officers and any persons holding more than 10% of the outstanding Common Stock must report their ownership of Washington Federal's securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 2000, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of Washington Federal held a total of ten meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year, except Mr. Reed who attended only seven of the ten monthly Board meetings held during the period. Washington Federal paid its directors a $1,000 monthly retainer plus $600 for each meeting attended. Messrs. Kean and Mersereau, former directors who currently serve as directors emeriti, also receive the $1,000 monthly retainer. The Board of Directors has established Executive, Audit, Personnel and Stock Compensation and Nominating Committees. Directors were paid $375 (committee chairmen were paid $475) for each committee meeting attended, other than short meetings held in conjunction with regularly scheduled board meetings.

     The Board of Directors selects certain of its members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Pinkerton (Chairman), Clearman, Hanson, Harris and Reed. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

     The Board of Directors has a standing Audit Committee. The Audit Committee consists of Mr. Clearman (Chairman), Ms. Johnson and Mr. Reed. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Audit Committee reviews and accepts the reports of Washington Federal's independent auditors and the federal examiners. The Audit Committee met twice during the last fiscal year. On May 22, 2000, the Board of Directors adopted an Audit Committee Charter in the form attached hereto as Appendix A.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants, the independent accountants' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

                                           AUDIT COMMITTEE

                                           John F. Clearman, Chairman
                                           Anna C. Johnson
                                           Richard C. Reed

     The Board of Directors has a standing Personnel and Stock Compensation Committee (the "Committee"). The Committee consists of Messrs. Harris (Chairman), Halvorson and Hanson. No member of the Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Committee is authorized to act under Washington Federal's stock option plans to grant stock options, stock appreciation rights and performance shares. The Committee met three times during the last fiscal year.

     The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Mr. Clearman (Chairman), Mr. Halvorson and Ms. Johnson to serve on the Nominating Committee. The Nominating Committee met one time during the last fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation awarded or paid by or on behalf of Washington Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the top four other executive officers of Washington Federal whose total compensation during the last fiscal year exceeded $100,000 (the "Named Executives").

                                                                                    LONG-TERM COMPENSATION
                                                                               --------------------------------
                                               ANNUAL COMPENSATION                     AWARDS           PAYOUTS
                                      --------------------------------------   ----------------------   -------
                                                                               RESTRICTED
NAME AND PRINCIPAL POSITION  FISCAL                           OTHER ANNUAL       STOCK       OPTIONS/    LTIP        ALL OTHER
    DURING FISCAL 2000        YEAR    SALARY(1)   BONUS(2)   COMPENSATION(3)    AWARD(S)     SARS(#)    PAYOUTS   COMPENSATION(4)
---------------------------  ------   ---------   --------   ---------------   ----------    --------   -------   ---------------
Guy C. Pinkerton(5)           2000    $351,950    $15,258           0                0        19,998       0          $38,544
 Chairman and                 1999     385,980          0           0                0             0       0           42,178
 Chief Executive              1998     353,630     34,776           0                0        12,000       0           39,744
 Officer
Roy M. Whitehead(5)           2000    $260,750    $11,218           0          7,500(6)       30,000       0          $26,400
 President                    1999     222,000          0           0                0             0       0           18,096
                              1998       2,354          0           0                0        40,000       0                0
William A. Cassels            2000    $181,500    $ 8,280           0                0        13,332       0          $19,470
 Executive Vice President     1999     165,600          0           0                0             0       0           17,965
                              1998     143,400     14,238           0                0         8,000       0           16,272
Charles R. Richmond           2000    $280,250    $12,195           0                0         6,666       0          $28,050
 Executive Vice President     1999     243,900          0           0                0             0       0           26,617
 and Secretary                1998     234,750     22,176           0                0         8,000       0           25,344
Ronald L. Saper               2000    $195,900    $ 9,371           0                0        15,000       0          $21,318
 Executive Vice President     1999     187,410          0           0                0             0       0           20,389
 and Chief Financial                   165,510     16,632
 Officer                      1998                                  0                0         8,000       0           19,008

------------------------------
(1) Includes director's fees for Messrs. Pinkerton, Whitehead, and Richmond. Includes amounts deferred by Messrs. Whitehead, Cassels, and Saper pursuant to the Retirement Plan, which permits deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). During fiscal 2000, 1999 and 1998, Messrs. Pinkerton and Richmond did not defer amounts pursuant to the Retirement Plan.

(2) Represents cash profit sharing bonus paid to all officers and employees in fiscal years 2000 and 1998 upon reaching certain financial goals for the Company.

(3) Washington Federal owns automobiles for use by Messrs. Whitehead, Cassels, Richmond and Saper and certain other employees. Washington Federal also pays club dues and other miscellaneous benefits for certain executive officers. Washington Federal has concluded that the individual and aggregate amount of personal benefits provided, which are not reflected in the above table, did not exceed the lesser of $50,000 or 10% of the cash compensation reported above for each of the Named Executives.

(4) Consists of amounts allocated or paid by Washington Federal to the Named Executives pursuant to the Retirement Plan.

(5) Mr. Whitehead joined the Company as Executive Vice President in September 1998 and assumed Mr. Pinkerton's duties as President in April 1999 and Chief Executive Officer in October 2000. Mr. Pinkerton remains Chairman of the Company.

(6) Consists of shares of restricted stock which were granted to Mr. Whitehead on December 13, 1999. The September 30, 2000 aggregate value of such shares of restricted stock was $170,625. One thousand and five hundred (1,500) of such shares vest on each anniversary of the date of grant.

OPTIONS/SARS GRANTED IN FISCAL 2000

     The following table sets forth certain information with respect to stock options granted to the Named Executives during the year ended September 30, 2000.

                                                                                     POTENTIAL REALIZABLE
                                            INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                        ----------------------------------------------------------   RATES OF STOCK PRICE
                                       % OF TOTAL                                      APPRECIATION FOR
                                     OPTIONS GRANTED    EXERCISE OR                     OPTION TERM(3)
                         OPTIONS     TO EMPLOYEES IN     BASE PRICE     EXPIRATION   ---------------------
         NAME           GRANTED(1)     FISCAL YEAR     (PER SHARE)(2)      DATE         5%          10%
----------------------  ----------   ---------------   --------------   ----------   ---------   ---------
Guy C. Pinkerton          19,998          2.76%           $18.875        12/13/09    $237,476    $601,640
Roy M. Whitehead          30,000          4.14%           $18.875        12/13/09    $356,250    $902,550
William A. Cassels        13,332          1.84%           $18.875        12/13/09    $158,318    $401,093
Charles R. Richmond        6,666           .92%           $18.875        12/13/09    $ 79,159    $200,547
Ronald L. Saper           15,000          2.07%           $18.875        12/13/09    $178,125    $451,275

------------------------------
(1) Options vest 20% to 100% annually, depending upon the Named Executive, beginning December 13, 2000.

(2) The exercise price was based on the bid price of a share of Common Stock on the date of grant.

(3) Assumes future stock prices of $30.75 and $48.96 at compounded rates of return of five percent and 10 percent, respectively. The valuations listed above are based on hypothetical rates of appreciation in the price of the Common Stock (five percent and 10 percent, compounded annually) and are included here in response to specific requirements of the SEC. Washington Federal makes no representation that its stock will perform similarly or show similar appreciation.

AGGREGATE OPTIONS/SARS EXERCISED IN FISCAL 2000 AND FISCAL YEAR END OPTION/ SAR VALUES

     The following table sets forth certain information with respect to the exercise of stock options during fiscal 2000 and outstanding stock options held by the Named Executives as of September 30, 2000.

                                                                                     VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                                                     OPTIONS/SARS AT YEAR END      AT SEPTEMBER 30, 2000(1)
                       SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
        NAME             ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------  ---------------   --------   -----------   -------------   -----------   -------------
Guy C. Pinkerton            9,300        $72,005      21,187         13,332        $ 25,836       $ 51,662
Roy M. Whitehead                0              0       6,000         68,000          23,250        171,320
William A. Cassels              0              0      35,591         27,622         283,983        119,697
Charles R. Richmond             0              0      90,010         26,593         792,352        140,785
Ronald L. Saper                 0              0      67,810         34,037         594,120        149,400

------------------------------
(1) The indicated value is based on the $22.75 per share market value of the Common Stock at September 30, 2000, minus the exercise price.

REPORT OF THE PERSONNEL AND STOCK COMPENSATION COMMITTEE

     The Personnel and Stock Compensation Committee reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Washington Federal's stock option plans.

     Executive officer compensation adjustments were based on Washington Federal's overall performance in the past year and an analysis of compensation levels necessary to attract and maintain quality personnel. In this way, Washington Federal is able to compete for and retain talented executives who are critical to Washington Federal's long-term success and aligns the interest of those with the long-term interests of Washington Federal's stockholders.

     Executive compensation consists of three components: cash compensation, including base salary and incentive bonus; long-term incentive compensation in the form of stock options and grants; and executive benefits. The components are intended to provide incentives to achieve short and long-range objectives of Washington Federal and to reward exceptional performance. Performance is evaluated not only with respect to Washington Federal's earnings but also with respect to comparable industry performance, the accomplishment of Washington Federal's business objectives and the individual's contribution to Washington Federal's core earnings and stockholder value. The competitiveness of Washington Federal's compensation structure is determined by a thorough review of compensation survey data collected by the Committee. To motivate job performance and to encourage growth in stockholder value, stock options are granted under Washington Federal's stock option plan to all executives and other personnel in order to encourage substantial contributions toward the overall success of Washington Federal. The Committee believes that this focuses attention on managing Washington Federal from the perspective of an owner with an equity stake in the business. With respect to executive benefits, executive officers receive all normal employee fringe benefits.

     In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Washington Federal, as well as the financial performance achieved by Washington Federal during the past fiscal year. In addition to a high level of earnings, Washington Federal continued at or near the top of the financial industry for such key financial performance measures as return on average assets, return on average equity, capital and efficiency ratios. Additionally, the Committee reviewed various compensation packages provided to executive officers of publicly-traded financial institutions. The results of such review showed the Chief Executive Officer's overall compensation package to be below the median for chief executive officers of publicly-traded financial institutions of comparable size and performance.

                                           THE PERSONNEL AND STOCK
                                           COMPENSATION COMMITTEE

                                           W. Alden Harris, Chairman
                                           H. Dennis Halvorson
                                           Kermit O. Hanson

PERFORMANCE GRAPHS

     The following graphs compare the cumulative total return to Washington Federal stockholders (stock price appreciation plus reinvested dividends) to the cumulative total return of the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Financial Stocks Index for the five year period ended September 30, 2000 and since Washington Federal Savings first became a publicly traded company on November 17, 1982, respectively. The graphs assume that $100 was invested on September 29, 1995 and November 17, 1982, respectively, in Washington Federal Common Stock, the Nasdaq Stock Market Index and the Nasdaq Financial Stocks Index, and that all dividends were reinvested. Management of Washington Federal cautions that the stock price performance shown in the graphs below should not be considered indicative of potential future stock price performance.
                              [PERFORMANCE GRAPH]

                                               WASHINGTON                  NADAQ STOCK MARKET               NASDAQ FINANCIAL
                                              FEDERAL, INC.                  (US COMPANIES)                      STOCKS
                                              -------------                ------------------               ----------------
09/29/95                                                     100                                  100                        100
                                                           97.25                                99.42                     100.46
                                                          102.57                               101.75                     105.07
                                                          108.95                               101.22                      107.3
                                                          103.04                               101.72                     107.78
                                                          100.94                                105.6                     109.35
                                                          102.71                               105.96                     111.61
                                                          100.21                               114.73                     111.96
                                                          103.19                                  120                     114.02
                                                           97.83                               114.58                     114.23
                                                          102.59                               104.39                     111.31
                                                          106.82                               110.25                     118.47
09/30/96                                                  114.06                               118.68                      123.8
                                                          116.97                               117.36                     127.88
                                                          129.77                               124.64                     136.18
                                                          129.16                               124.53                     137.73
                                                          127.93                               133.37                     143.48
                                                          138.01                               125.99                     150.08
                                                          123.13                               117.77                     143.74
                                                          131.13                               121.44                     145.51
                                                           144.1                                135.2                     155.55
                                                          140.35                               139.35                     167.29
                                                          155.69                               154.03                     179.44
                                                          150.18                                153.8                     177.89
09/30/97                                                  163.27                               162.92                     195.14
                                                          163.71                               154.43                     192.06
                                                          178.62                               155.25                     196.33
                                                          174.46                               152.52                     210.63
                                                          164.94                               157.36                     202.46
                                                           169.9                               172.15                     213.94
                                                          170.67                               178.51                     223.33
                                                          174.31                               181.51                     226.73
                                                          172.37                               171.43                     218.46
                                                          171.21                               183.41                     217.55
                                                          162.48                               181.27                     210.07
                                                          141.39                               145.34                     170.72
09/30/98                                                  156.23                                165.5                     179.96
                                                          168.36                               172.77                     190.99
                                                          160.08                               190.34                      197.7
                                                          168.36                               215.06                     204.54
                                                          163.52                               246.27                     204.27
                                                          157.55                               224.22                     200.48
                                                          147.04                               241.18                     201.19
                                                          156.57                               248.96                     226.49
                                                          159.23                               242.06                     219.62
                                                          158.79                               263.83                      224.2
                                                          176.43                               259.06                     213.58
                                                          170.63                                  270                     203.44
09/30/99                                                  165.71                               270.38                     195.55
                                                          164.61                               292.05                     206.39
                                                          150.63                               327.56                     208.58
                                                          142.51                                399.6                     203.05
                                                          122.49                               384.83                     191.04
                                                          111.98                               457.94                     179.97
                                                           139.4                               448.48                     190.49
                                                          129.16                               377.22                      178.7
                                                          151.38                               331.72                     181.04
                                                          136.91                               389.94                     176.62
                                                          140.66                               368.82                     183.35
                                                          155.67                                412.4                     199.33
09/29/00                                                  170.67                               358.96                     207.49
                                        WASHINGTON FEDERAL, INC.     Nadaq Stock Market (US Companies)   Nasdaq Financial Stocks
11/09/82                                                     100                                  100                        100
                                                         120.155                              101.164                     100.36
                                                         116.667                              101.161                    100.184
                                                         139.535                              108.369                    102.687
                                                         148.062                               113.96                    106.553
                                                         156.589                              118.652                    113.471
                                                         191.018                              128.263                     125.52
                                                         207.391                              135.806                    128.426
                                                         189.607                              140.315                     130.03
                                                         196.659                              134.032                    131.246
                                                          181.38                              128.652                    130.577
                                                         199.938                              130.409                    136.809
                                                         186.557                              121.068                     133.43
                                                         194.428                              126.155                    137.436
                                                         193.693                              123.176                    138.902
                                                         196.869                              118.907                    140.613
                                                         169.085                              112.139                    136.157
                                                          161.94                              111.499                    138.293
                                                         156.413                              110.144                    138.022
                                                         146.788                              103.744                    131.455
                                                         163.632                              107.065                    135.257
                                                         168.938                              102.782                    133.836
                                                           189.6                              114.072                    144.188
                                                           221.2                              112.833                    147.793
                                                         237.704                              111.595                    151.086
                                                          264.66                              109.803                    154.157
                                                         291.616                              112.213                    159.195
                                                         287.921                              126.414                    171.893
                                                         285.205                              129.151                    175.638
                                                         325.948                               127.13                    179.298
                                                         332.279                               127.63                    188.209
                                                         355.525                              132.199                    196.871
                                                          408.17                               135.11                    206.231
                                                         394.088                              137.287                    207.626
                                                         412.658                              136.054                    210.215
09/30/85                                                 404.405                              128.373                    203.258
                                                         435.917                              134.457                    218.433
                                                         462.902                              144.441                    233.736
                                                         489.888                              149.616                    239.701
                                                         583.429                              154.329                    249.591
                                                          620.18                              165.662                    274.319
                                                         606.398                               172.91                    284.888
                                                         577.421                               177.05                    290.521
                                                          586.66                              185.297                    307.388
                                                         676.738                              187.487                    318.938
                                                         692.191                              171.755                    301.675
                                                         747.938                              176.971                    308.857
                                                         668.964                              162.118                    284.478
                                                         691.392                              166.995                    282.714
                                                         658.691                              166.581                     277.64
                                                         668.034                              161.624                    271.844
                                                         715.108                              181.481                    292.395
                                                         832.724                              196.704                    311.007
                                                         832.724                              198.931                    312.687
                                                         731.167                              193.269                    300.406
                                                         702.773                              192.956                    292.568
                                                         787.957                              196.859                    305.857
                                                         893.621                              201.786                    306.516
                                                         865.026                              211.185                    324.139
                                                         842.149                              206.795                    313.483
                                                         647.807                              151.136                    248.717
                                                         611.818                              142.305                    241.543
                                                         756.404                              154.345                    250.118
                                                         843.681                               161.54                    270.484
                                                         880.047                              172.219                     282.68
                                                         871.621                              175.776                    284.537
                                                         807.056                              178.143                    282.127
                                                         847.409                              175.015                    279.219
                                                         879.692                              186.984                    295.686
                                                         839.543                              184.198                     294.92
                                                         831.392                              179.844                    294.159
09/30/88                                                 954.308                              185.694                    302.655
                                                         962.535                              183.081                    303.088
                                                         880.267                              177.963                    296.436
                                                         939.769                                183.2                    295.694
                                                         973.035                              193.271                     305.87
                                                         956.402                              192.911                    307.992
                                                         934.108                              196.874                     315.07
                                                         1119.08                              207.666                     327.33
                                                         1202.32                              217.338                    334.263
                                                         1304.05                              212.089                    333.946
                                                         1427.16                              220.777                    346.481
                                                         1455.15                              228.821                    364.202
                                                         1732.93                              230.862                     365.35
                                                         1493.42                              222.389                    345.598
                                                         1446.46                              223.039                    339.108
                                                         1352.53                              222.142                    328.691
                                                         1344.96                              202.909                    305.512
                                                         1458.62                              208.502                    308.507
                                                         1591.22                              214.532                    305.151
                                                          1517.6                              207.506                    290.487
                                                         1682.25                              227.069                    297.202
                                                         1632.14                              228.746                    292.464
                                                         1624.34                              217.259                    277.907
                                                         1378.89                              189.861                    253.764
                                                         1313.91                              171.873                    224.291
                                                         1253.82                              165.084                    216.072
                                                         1363.17                              180.815                    233.424
                                                         1487.09                              188.624                    240.699
                                                         1561.81                              209.475                     254.26
                                                         1768.09                              229.636                    283.148
                                                         1856.49                              244.943                    297.527
                                                         1975.25                              246.541                    315.958
                                                          1960.4                              257.807                     329.16
                                                          1990.1                              242.092                    326.322
                                                         2111.43                              256.358                    348.193
                                                         2231.23                              269.097                     371.66
09/30/91                                                 2201.28                              270.037                    364.942
                                                         2217.61                              278.844                    374.745
                                                         2142.18                              269.502                    364.692
                                                         2398.64                              302.435                     394.66
                                                         2492.51                              320.063                    414.403
                                                         2332.93                              327.291                    436.162
                                                         2325.32                              311.863                    442.491
                                                         2425.16                              298.535                    462.839
                                                         2229.77                               302.46                    483.725
                                                         2505.61                              290.643                    482.425
                                                          2455.6                               300.93                    494.609
                                                         2339.77                              291.719                    485.591
                                                         2428.73                              302.536                    497.434
                                                         2498.79                              314.428                    507.891
                                                         2638.91                               339.45                    540.978
                                                         2522.14                              352.102                    574.432
                                                         2519.06                              362.103                     596.75
                                                         2745.07                              348.532                    610.856
                                                         2848.65                               358.67                     635.69
                                                         2842.74                              343.355                    609.768
                                                         2581.94                              363.794                    597.437
                                                         2712.34                              365.489                    614.579
                                                         2866.04                              365.966                    636.542
                                                         2866.03                              384.818                    653.503
                                                          2993.3                              396.297                    671.819
                                                         2834.36                              405.286                    661.973
                                                         2595.96                              393.112                    635.445
                                                         2768.14                              404.066                    655.408
                                                         2674.24                              416.406                    666.176
                                                         2586.08                              412.525                    657.802
                                                            2542                              387.189                    647.481
                                                         2521.29                              382.184                    668.415
                                                         2654.77                              383.122                    698.892
                                                         2610.27                               369.13                    698.926
                                                         2575.58                               376.71                    708.619
                                                         2605.53                               400.71                    726.717
09/30/94                                                 2465.97                              399.692                    706.646
                                                         2148.27                               407.49                    685.414
                                                         2155.83                              393.983                    656.805
                                                         2102.88                              395.208                     653.01
                                                         2250.36                              397.286                    674.938
                                                         2449.37                              418.168                    707.956
                                                         2449.37                              430.592                    714.942
                                                         2538.57                              444.157                    734.756
                                                         2824.93                               455.64                    757.272
                                                         2724.32                              492.536                    789.475
                                                         2721.36                              528.693                    826.662
                                                         2909.04                              539.419                    871.162
                                                          2971.6                              551.847                     891.27
                                                         2889.98                              548.669                    905.822
                                                         3047.91                              561.522                    952.405
                                                         3237.41                              558.552                    972.993
                                                         3061.81                               561.35                    975.263
                                                         2999.62                              582.758                    988.657
                                                         3052.25                              584.708                    1011.32
                                                         2977.87                              633.152                    1006.17
                                                          3066.5                              662.188                    1023.06
                                                         2906.97                              632.329                    1028.14
                                                         3048.64                              576.045                    1015.34
                                                         3174.17                              608.412                    1085.67
                                                         3389.37                              654.936                    1137.71
                                                         3475.99                              647.655                    1188.07
                                                         3856.18                              687.805                    1276.86
                                                         3838.07                              687.223                    1284.69
                                                         3801.45                              735.984                    1356.15
                                                         4101.18                              695.249                    1432.71
                                                          3658.9                               649.91                     1381.1
                                                         3896.56                              670.172                     1412.1
                                                         4282.16                              746.073                    1500.26
                                                         4170.54                              769.011                    1607.03
                                                         4626.57                               850.03                    1730.35
                                                          4462.8                               848.76                    1716.27
09/30/97                                                 4851.76                              899.058                    1895.24
                                                         4864.65                               852.22                    1902.94
                                                         5307.82                              856.726                    1977.08
                                                         5184.15                              841.701                    2150.89
                                                         4901.28                              868.357                    2056.72
                                                         5048.73                              949.975                    2170.08
                                                         5071.58                              985.086                    2273.74
                                                         5179.79                              1001.68                    2302.14
                                                         5122.24                              946.028                     2223.1
                                                         5087.71                              1012.13                     2227.4
                                                         4828.21                              1000.32                    2160.72
                                                         4201.47                              802.037                    1759.65
                                                          4642.5                              913.303                    1880.06
                                                         5002.88                              953.427                    2016.23
                                                         4756.83                              1050.35                    2079.73
                                                         5002.88                               1186.8                    2135.32
                                                         4859.03                              1359.01                    2082.69
                                                         4681.69                              1237.36                    2065.12
                                                         4369.58                              1330.95                    2049.74
                                                         4652.77                              1373.85                    2200.59
                                                         4731.63                              1335.79                    2164.14
                                                         4718.48                              1455.92                    2199.66
                                                         5242.87                              1429.63                    2135.86
                                                         5070.32                                 1490                    2055.54
                                                         4924.31                              1492.07                     2001.6
                                                         4891.59                              1611.66                    2161.16
                                                         4476.14                              1807.62                    2129.95
                                                         4234.92                              2205.19                    2052.41
                                                         3639.86                              2123.69                    1926.99
                                                         3327.48                              2527.15                    1736.73
                                                         4142.38                              2474.94                    1853.95
                                                         3838.08                              2081.69                    1803.23
                                                          4498.4                              1830.58                    1892.14
                                                         4068.42                              2151.84                    1804.44
                                                         4179.88                              2035.34                    1879.63
                                                         4625.74                              2275.81                    2017.39
09/29/00                                                 5071.59                              1980.89                    2147.56

INDEBTEDNESS OF MANAGEMENT

     Washington Federal Savings will from time to time make mortgage loans to officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. Except for loan origination fees, which Washington Federal Savings waived prior to August 1989, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Such loans made to executive officers totaled $535,082 at September 30, 2000. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent public accountants for the year ending September 30, 2001. This appointment was recommended by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte & Touche LLP, then the Board of Directors of Washington Federal will reconsider the appointment.

     Deloitte & Touche LLP has advised Washington Federal that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with Washington Federal other than the usual relationship which exists between independent public accountants and clients.

     The professional services rendered by Deloitte & Touche LLP during fiscal 2000 consisted of auditing Washington Federal's financial statements, services related to filings with the OTS and consultations on matters related to taxes, accounting and financial reporting.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 24, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal's Bylaws, which provides that business at an annual meeting of stockholders must be

(a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal, or not later than September 23, 2001 in connection with the annual meeting of stockholders for the year 2002 of Washington Federal. Such stockholder's notice is required to set forth certain information specified in Washington Federal's Bylaws.

                                 ANNUAL REPORTS

     Stockholders of Washington Federal as of the record date for the Annual Meeting are being forwarded a copy of Washington Federal's Annual Report to Stockholders for the year ended September 30, 2000 (the "Annual Report"). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 2000 and 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended September 30, 2000, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, WASHINGTON FEDERAL WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 2000. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF $.10 PER PAGE, WASHINGTON FEDERAL WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO RONALD
L. SAPER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WASHINGTON FEDERAL, INC., 425 PIKE STREET, SEATTLE, WASHINGTON 98101. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                                                                      APPENDIX A

                           WASHINGTON FEDERAL SAVINGS
                            AUDIT COMMITTEE CHARTER

RESPONSIBILITIES

     The audit committee (Committee) shall:

          1. Review with management, internal audit, and the independent public accountants, the basis for all external and management reports issued, changes in significant accounting policies, accounting estimates, and significant audit adjustments or findings.

          2. Review with the independent public accountants their recommendations and management's responses, on the Association's internal control structure.

          3. Review management's evaluation of independence of the independent public accountants and recommend to the Board of Directors the selection of the independent public accountants, subject to shareholder approval.

          4. Discuss any significant disagreements between the independent public accountants and management.

          5. Oversee the scope and timing of the internal audit program. The Internal Auditor shall report the results of internal audit activities to the Committee twice a year and to the full Board twice a year.

MEMBERSHIP

     The Committee of at least three members will be made up entirely of outside directors who are independent of management. The Committee will include at least two members who have banking or related financial management expertise and at least one member who has past employment experience in finance or accounting which results in the individual's financial sophistication. The Board of Directors will appoint Committee members and will review the members' independence and experience at least annually.

MEETINGS

     The Committee shall hold a minimum of two formal meetings annually and will hold informal meetings on an as needed basis. The Committee will have access to, at its own discretion, outside counsel, management, internal audit, and the independent public accountants. The Committee shall communicate to the Board of Directors such comments and recommendations as the Committee deems appropriate.

REVOCABLE PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WASHINGTON FEDERAL, INC.
                425 PIKE STREET, SEATTLE, WASHINGTON 98101-2334

The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of Washington Federal, Inc. ("Washington Federal") held of record by the undersigned on December 1, 2000, at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on January 24, 2001, or at any adjournment thereof (the "Annual Meeting").

         This proxy may be revoked at any time before it is exercised.

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                              FOLD AND DETACH HERE


                           [WASHINGTON FEDERAL LOGO]

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
                                                                                                                   Indicated in
                                                                                                                   this example [ ]


                          FOR                      WITHHOLD
                   all nominees named             AUTHORITY
                below (except as marked        to vote for all
                 to the contrary below)      nominees named below
                          [ ]                        [ ]

ELECTION OF DIRECTORS:                                    2. Proposal to ratify the appointment of       FOR     AGAINST    ABSTAIN
Nominees for a three-year term:                              Deloitte & Touche LLP as the independent    [ ]       [ ]        [ ]
Kermit O. Hanson, W. Alden Harris and                        public accountants of Washington Federal
Guy C. Pinkerton                                             for fiscal year 2001.

(Instruction: To withhold authority to vote for any       In their discretion, the Proxies are authorized to vote upon such other
individual nominee, write that nominee's name in          business as may properly come before the Annual Meeting.
the space provided below.)
                                                          This proxy, when properly executed, will be voted in the manner directed
---------------------------------------------------       herein by the undersigned stockholder. If no direction is made, then this proxy will be voted for the nominees named under Proposal 1 below and for
                                                          Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.

                                                                        The undersigned hereby acknowledges receipt of a Notice of
                                                                        Annual Meeting of Stockholders of Washington Federal called for the 24th day of January 2001 and a Proxy Statement for
                                                                        such Annual Meeting prior to the signing of this proxy.

                                                                        In view of the importance of the action to be taken and to save the cost of further proxy solicitation, we urge you to mark, sign, date and return the proxy card promptly using
                                                                        the enclosed envelope.


Signature(s)_____________________________________________________________________________________________ Date _____________________
Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If executed by a corporation, sign full corporate name by a duly authorized officer.

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                                                          FOLD AND DETACH HERE



                                                       [WASHINGTON FEDERAL LOGO]

                                                     Annual Meeting of Stockholders

                                                      Wednesday, January 24, 2001
                                                             2:00 p.m. PST

                                                         Seattle Sheraton Hotel
                                                           1400 Sixth Avenue
                                                          Seattle, Washington

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